Lease Obligations	12 Months Ended
Dec. 31, 2013
Lease Obligations
6.	Lease Obligations

The Company leases drilling rights under agreements which expire at various times. The following represents the future minimum lease payments under the agreements as of December 31, 2013 (in thousands):

2014	$18,606
2015	1,398
2016	153
2017	124
2018 and thereafter	—

Total future minimum lease payments	$20,281

These lease payments are included as leasehold payables in the accompanying consolidated balance sheets.

Additionally, the Company has leased drilling rights under agreements which specify additional payments due in the event that the Company does not meet predetermined criteria within a specified period of time. The Company could be required to pay up to approximately $2.0 million, $1.0 million and $0.3 million in 2014, 2015 and 2016, respectively, under these agreements.